EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                     RIG STATUS REPORT AS OF JULY 19, 2004



  RIG NAME                       WD        DESIGN                 LOCATION                    STATUS*               OPERATOR
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
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Ocean Quest                     3,500'   Victory Class                GOM                    Contracted              SDC/Pogo
------------------------------------------------------------------------------------------------------------------------------------
Ocean Star                      5,500'   Victory Class                GOM                    Contracted             Kerr-McGee
------------------------------------------------------------------------------------------------------------------------------------
Ocean America                   5,500'   Ocean Odyssey                GOM                    Contracted               Mariner
------------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                   5,500'   Ocean Odyssey                GOM                    Contracted                 ENI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Victory                   5,500'   Victory Class                GOM                       Idle                   DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence                7,500'   DP Aker H-3.2                GOM                    Contracted                 BP
                                         Modified
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Concord                   2,200'   F&G SS-2000                  GOM                       Idle                   DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington                 2,200'   F&G SS-2000                  GOM                    Contracted          Walter Oil & Gas
------------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                  2,200'   F&G SS-2000                  GOM                    Contracted                LLOG
------------------------------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (12)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader                   200'    Mat Cantilever               GOM                    Contracted            Stone Energy
------------------------------------------------------------------------------------------------------------------------------------
Ocean Drake                      200'    Mat Cantilever               GOM                    Contracted              ADTI/CMI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                   250'    Mat Slot                     GOM                       Idle                   DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia                   250'    Independent Leg              GOM                    Contracted             Kerr-McGee
                                         Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                    300'    Independent Leg              GOM                    Contracted                LLOG
                                         Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                       300'    Independent Leg              GOM                    Contracted         Houston Exploration
                                         Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean King                       300'    Independent Leg              GOM                    Contracted              SDC/Devon
                                         Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                     300'    Independent Leg              GOM                      Standby                 DODI
                                         Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                     300'    Independent Leg              GOM                    Contracted                LLOG
                                         Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                    300'    Independent Leg              GOM                    Contracted             Kerr-McGee
                                         Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                      350'    Independent Leg              GOM                    Contracted            Stone Energy
                                         Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                      350'    Independent Leg              GOM                    Contracted            EOG Resources
                                         Cantilever
------------------------------------------------------------------------------------------------------------------------------------


                                       1

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INTERNATIONAL SEMISUBMERSIBLES (17)
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MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                1,100'   Bethlehem SS-2000            GOM                    Contracted                PEMEX
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Ocean Whittington               1,500'   Aker H-3                     GOM                    Contracted                PEMEX
------------------------------------------------------------------------------------------------------------------------------------
Ocean Worker                    3,500'   F&G 9500 Enhanced            GOM                    Contracted                PEMEX
                                         Pacesetter
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown                  2,850'   F&G SS-2000                  GOM                    Contracted                PEMEX
------------------------------------------------------------------------------------------------------------------------------------

AFRICA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                     1,200'   Aker H-3                    Gabon                   Contracted            Vaalco/SASOL
------------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
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Ocean Guardian                  1,500'   Earl & Wright Sedco       North Sea                 Contracted                Shell
                                         711 Series
------------------------------------------------------------------------------------------------------------------------------------
Ocean Princess                  1,500'   Aker H-3                  North Sea                 Contracted              Talisman
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard                  1,500'   Bingo 3000                North Sea                 Contracted              Talisman
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                  1,500'     Victory Class            New Zealand                Contracted                NZOP
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Ocean Patriot                 1,500'     Bingo 3000                Under tow              Mobe to Australia            DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch                     1,640'   Korkut                    Australia                 Contracted               Santos

------------------------------------------------------------------------------------------------------------------------------------
Ocean General                   1,640'   Korkut                     Vietnam                  Contracted                PVE&P
------------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness                  7,000'   Victory Class             Indonesia                 Contracted               Unocal
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Ocean Rover                     7,000'   Victory Class              Malaysia                 Contracted            Amerada Hess


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                                       2

BRAZIL
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Ocean Yatzy                     3,300'   DP DYVI Super Yatzy         Brazil                  Contracted              Petrobras
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner                    3,500'   Aker H-3                    Brazil                  Contracted              Petrobras
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Ocean Alliance                  5,000'   Alliance Class              Brazil                  Contracted              Petrobras
------------------------------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
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Ocean Clipper                   7,500'   DP Fluor/Mitsubishi         Brazil                  Contracted              Petrobras
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                  250'    Independent Leg           Indonesia                 Contracted            Amerada Hess
                                         Cantilever
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                   300'    Independent Leg            Ecuador                  Contracted            Noble Energy
                                         Cantilever
------------------------------------------------------------------------------------------------------------------------------------

COLD STACKED (4)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                  600'    Aker H-3                  S. Africa                Cold Stacked               DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                  2,000'   Victory Class                GOM                   Cold Stacked               DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager                   3,200'   Victory Class                GOM                   Cold Stacked               DODI
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                   1,500'   Korkut                       GOM                   Cold Stacked               DODI
------------------------------------------------------------------------------------------------------------------------------------

NOTES:
* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS;
HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE
TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **



  RIG NAME                                  CURRENT TERM              DAYRATE (000S)          START DATE
--------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
--------------------------------------------------------------------------------------------------------------------
Ocean Quest                                    one well                   high 30's          early July 2004
--------------------------------------------------------------------------------------------------------------------
Ocean Star                            second of three wells plus          low 60's           early June 2004
                                                option
--------------------------------------------------------------------------------------------------------------------
Ocean America                         second of three wells plus          mid 70's            mid June 2004
                                                option
--------------------------------------------------------------------------------------------------------------------
Ocean Valiant                          second of three wells plus         high 50's          late Dec. 2003
                                                option
--------------------------------------------------------------------------------------------------------------------
Ocean Victory                                     -                           -                     -
--------------------------------------------------------------------------------------------------------------------
Ocean Confidence                            five-year term                  170's            early Jan. 2001
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DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
--------------------------------------------------------------------------------------------------------------------
Ocean Concord                                     -                           -                     -
--------------------------------------------------------------------------------------------------------------------
Ocean Lexington                          one well plus option             high 40's          late March 2004
--------------------------------------------------------------------------------------------------------------------
Ocean Saratoga                          one well extension plus            low 40's          late June 2004
                                                option
--------------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (12)
--------------------------------------------------------------------------------------------------------------------
Ocean Crusader                           second of two wells plus         high 20's           mid May 2004
                                                option
--------------------------------------------------------------------------------------------------------------------
Ocean Drake                              one well plus option             high 20's          late June 2004
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Ocean Champion                                    -                           -                     -
--------------------------------------------------------------------------------------------------------------------
Ocean Columbia                                 one well                   low 30's            late May 2004
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Ocean Spartan                            one well plus option             mid 30's            mid July 2004
--------------------------------------------------------------------------------------------------------------------
Ocean Spur                               one well plus option             high 30's          late June 2004
--------------------------------------------------------------------------------------------------------------------
Ocean King                               one well plus option             mid 30's            mid May 2004
--------------------------------------------------------------------------------------------------------------------
Ocean Nugget                                      -                           -                     -
--------------------------------------------------------------------------------------------------------------------
Ocean Summit                           three wells plus option            mid 30's            mid May 2004
--------------------------------------------------------------------------------------------------------------------
Ocean Warwick                                  one well                   mid 30's           late June 2004
--------------------------------------------------------------------------------------------------------------------
Ocean Titan                             first of two wells plus           mid 40's            mid July 2004
                                               option
--------------------------------------------------------------------------------------------------------------------
Ocean Tower                             two wells plus option             high 30's           mid July 2004
--------------------------------------------------------------------------------------------------------------------


                                       1

--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
--------------------------------------------------------------------------------------------------------------------
MEXICO
--------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                         four year term work              mid 50's           late July 2003
--------------------------------------------------------------------------------------------------------------------
Ocean Whittington                        four year term work              low 60's           late July 2003
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Ocean Worker                             four year term work              high 60's           mid Aug. 2003
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Ocean Yorktown                           four year term work              mid 40's           late Oct. 2003
--------------------------------------------------------------------------------------------------------------------

AFRICA
--------------------------------------------------------------------------------------------------------------------
Ocean Nomad                            three wells plus option            high 40's          early May 2004
--------------------------------------------------------------------------------------------------------------------

NORTH SEA
--------------------------------------------------------------------------------------------------------------------
Ocean Guardian                                 one year                   high 40's          late March 2004
--------------------------------------------------------------------------------------------------------------------
Ocean Princess                         second of two wells plus           low 50's            mid Feb. 2004
                                                option
--------------------------------------------------------------------------------------------------------------------
Ocean Vanguard                                 one well                   low 60's           late June 2004
--------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
--------------------------------------------------------------------------------------------------------------------
Ocean Bounty                             one option declared              low 70's            mid July 2004
--------------------------------------------------------------------------------------------------------------------
Ocean Patriot                                     -                           -                     -
--------------------------------------------------------------------------------------------------------------------
Ocean Epoch                                Exeter/Mutineer                mid 60's            mid Jan. 2004
                                       development plus option
--------------------------------------------------------------------------------------------------------------------
Ocean General                          five completion options            mid 50's            mid June 2004
--------------------------------------------------------------------------------------------------------------------
Ocean Baroness                              180 day option                  110's            late April 2004
--------------------------------------------------------------------------------------------------------------------
Ocean Rover                            first of two wells plus 11        high 110's          late June 2004
                                              options
--------------------------------------------------------------------------------------------------------------------


                                       2

BRAZIL
--------------------------------------------------------------------------------------------------------------------
Ocean Yatzy                               700 day extension               mid 70's           early Nov. 2003
--------------------------------------------------------------------------------------------------------------------
Ocean Winner                              700 day extension               mid 50's          early April 2004
--------------------------------------------------------------------------------------------------------------------
Ocean Alliance                            four-year contract                110's           early Sept. 2000
--------------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
--------------------------------------------------------------------------------------------------------------------
Ocean Clipper                             700 day extension               low 100's          early Jan. 2003
--------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
--------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                        two wells plus two option          high 30's         early April 2004
                                                 wells
--------------------------------------------------------------------------------------------------------------------
Ocean Heritage                           third of three wells             mid 50's            mid Feb. 2004
--------------------------------------------------------------------------------------------------------------------

COLD STACKED (4)
--------------------------------------------------------------------------------------------------------------------
Ocean Liberator                                   -                           -                     -
--------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                                    -                           -                     -
--------------------------------------------------------------------------------------------------------------------
Ocean Voyager                                     -                           -                     -
--------------------------------------------------------------------------------------------------------------------
Ocean New Era                                     -                           -                     -
--------------------------------------------------------------------------------------------------------------------

NOTES:
* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS;
HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE
TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **



  RIG NAME                            EST. END DATE      FUTURE CONTRACT AND OTHER INFORMATION
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
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
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Ocean Quest                           early Aug. 2004    One well plus option with Noble Energy in low 50's beginning early Aug.
                                                         and ending late Sept. 2004.  Available; actively marketing.
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Ocean Star                             mid Sept. 2004    220 day extension with Kerr-McGee in upper 70's beginning mid Sept. 2004 and ending late April 2005. Available; actively marketing.
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Ocean America                          late Oct. 2004    Available; actively marketing.
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Ocean Valiant                          mid Sept. 2004    available; actively marketing.
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Ocean Victory                                -           available; actively marketing.
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Ocean Confidence                      early Jan. 2006    available; actively marketing.
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DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
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Ocean Concord                                -           Approximately 120 days maintenance beginning early June and ending early
                                                         Oct. 2004. Available; actively marketing.
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Ocean Lexington                        late July 2004    One well extension plus option with Walter in high 30's beginning late
                                                         July  and ending mid Aug. 2004. Available; actively marketing.
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Ocean Saratoga                       early August 2004   available; actively marketing.
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DOMESTIC JACKUPS (12)
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Ocean Crusader                         late July 2004    One well plus option with Walter in low 30's beginning late July and ending late Aug. 2004. Available; actively marketing.
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Ocean Drake                           early Aug. 2004    available; actively marketing.
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Ocean Champion                               -           Reactivation from cold stack. Expected availability mid Aug. 2004.
                                                         Actively marketing.
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Ocean Columbia                         late July 2004    One option well with Kerr-McGee in mid 30's beginning late July and ending mid  Aug. 2004. Available; actively marketing.
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Ocean Spartan                          mid Aug. 2004     Available; actively marketing.
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Ocean Spur                             late July 2004    available; actively marketing.
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Ocean King                             late July 2004    available; actively marketing.
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Ocean Nugget                                 -           available; actively marketing.
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Ocean Summit                           late Aug. 2004    available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                         early Aug. 2004    available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                           early Oct. 2004    Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Tower                            mid Sept. 2004    Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------


                                        1

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INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador                    mid Dec. 2007     available.
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Ocean Whittington                  early Oct. 2006    available.
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Ocean Worker                        late July 2007    available.
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Ocean Yorktown                      mid July 2007     available.
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AFRICA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad                         mid Sept. 2004    available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
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Ocean Guardian                     late March 2005    available; actively marketing.
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Ocean Princess                      late July 2004    available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard                     early Oct. 2004    One well in Norway with ENI in low 140's beginning early Oct. 2004 and ending early Jan. 2005. Available; actively marketing.
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AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty                        mid Aug. 2004     Available; actively marketing.
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Ocean Patriot                              -          available; actively marketing.
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Ocean Epoch                         late Feb. 2005    available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean General                      early Oct. 2004    available; actively marketing.
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Ocean Baroness                     early Nov. 2004    available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Rover                         late July 2004    Second well returns to Murphy in late July in upper 110's. First option well declared by Murphy beginning early Sept. in lower 120's, and ending early Oct.
                                                      Available; actively marketing.
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                                        2

BRAZIL
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Ocean Yatzy                            mid Oct. 2005        available.
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Ocean Winner                           mid March 2006       available
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Ocean Alliance                        early Sept. 2004      available
------------------------------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper                         early March 2006      available.
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INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign                       early Aug. 2004       available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                         mid Aug. 2004        Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

COLD STACKED (4)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator                              -              Cold stacked Nov. '02.
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor                               -              Cold stacked March '02.
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Ocean Voyager                                -              Cold stacked March '02.
------------------------------------------------------------------------------------------------------------------------------------
Ocean New Era                                -              Cold stacked Dec. '02.
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NOTES:
* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS;
HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE
TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

GOM = Gulf of Mexico


                              ** TABLE COMPLETE **

                                       3